                                                                  EXHIBIT 10.6.5

                             FIFTH AMENDMENT TO THE

                       REVOLVING LINE OF CREDIT AGREEMENT

This FIFTH AMENDMENT ("Amendment") is dated as of May 1, 2004, by and between WFS FINANCIAL INC, a California corporation (the "Borrower"), and WESTERN FINANCIAL BANK, a federally-chartered savings bank (the "Bank"), and amends the REVOLVING LINE OF CREDIT AGREEMENT ("Agreement") entered into by the parties on June 15, 1999, as amended, pursuant to the transfer of certain assets of the Bank to the Borrower.

                                    RECITALS

A.    The Agreement is being amended as follows:

                                    AGREEMENT

      In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

      1.    CERTAIN DEFINITIONS

            The definition of "COLLATERAL" is hereby amended as follows:

            "COLLATERAL" shall mean any assets and properties, if any, used from time to time pursuant to any Loan Documents to secure all or a portion of the Obligations.

      2. Section 2.4.2 of the Agreement is restated in its entirety as follows:

            PAYMENTS OF INTEREST. Interest shall be due and payable (i) on the tenth calendar day of each month (or if such day is not a Business Day, on the next Business Day thereafter) for the preceding month, and (ii) at maturity (by acceleration or otherwise). In the event that the Borrower fails to pay Interest when due, the Bank may, in its sole discretion, advance such amount for the Borrower's account, which amount shall be deemed an Advance hereunder.

      3. Except as specifically amended herein, all terms of the Agreement and terms as previously amended by the First, Second, Third and Fourth amendments to the Agreement shall remain in full force and effect.

      4. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

Wherefore, the undersigned have executed this Amendment on the date set forth below to be effective as of the date first set forth above.

WFS FINANCIAL INC                            WESTERN FINANCIAL BANK

_________________________________            _________________________________
Mark Olson, Senior Vice President            Lee A. Whatcott,
                                             Senior Executive Vice President,
                                             Chief Financial Officer and
                                             Chief Operating Officer